RESOLUTION OF

AMS HEALTH SCIENCES, INC.

A RESOLUTION OF AMS HEALTH SCIENCES, INC. IMPLEMENTING THE ORDERS OF THE UNITED STATES BANKRUPTCY COURT BY IMPLEMENTING THE REVERSE STOCK SPLIT.

WHEREAS, the United States Bankruptcy Court for the Western District of Oklahoma approved the Company’s First Amended Plan of Reorganization that requires the Company to implement a  reverse stock split to reduce the number of outstanding shares of common stock to 15,000.

WHEREAS, shareholder approval is not required by virtue of the Order of the Bankruptcy Court, a copy of which is attached as Exhibit “A”.

NOW, THEREFORE, BE IT RESOLVED that the Company’s Transfer Agent, is hereby authorized and directed to implement a reverse stock split as follows:

Stock Reversal Split.  Effective as of this 28th day of July, 2008 (the “Effective Date”), each share of the Corporation’s common stock issued and outstanding immediately prior to the Effective Date (the “Pre-Split Common Stock”) shall automatically and without any action on the part of the holder thereof be reclassified as and changed (the “Reverse Common Stock Split”) into 670th of one share of common stock (1/670), a par value of $0.0001 per share (the “Post-Split Common Share”). Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Pre-Split Common Stock (the “Pre-Split Certificates”, whether one or more) shall be entitled to receive upon surrender of such Pre-Split Certificates to the Corporations Secretary for cancellation, a certificate or certificates (the “Post Split Certificates”, whether one or more) representing the number of whole shares of Post-Split Common Stock formerly represented by such Pre-Split Certificates so surrendered, are classified pursuant to the terms thereof. If more than one Pre-Split Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of Post-Split Common Stock for which the Post-Split Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Pre-Split Certificates so that in which the Pre-Split Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Pre-Split Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the Corporations’ Secretary that such taxes are not payable.  No fractional shares shall be issued.

PASSED AND APPROVED on this 28th day of July, 2008.

________________________________

James Ditanna.

Sole Director and Sole Officer.